Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

In connection with the Report of HST Global, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ron Howell, Chief Executive Officer and Chairman of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2010

/s/ Ron Howell
Ron Howell
Chief Executive Officer and Chairman

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